Consolidated balance sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 31, 2016
Consolidated balance sheets
Trade accounts receivable, allowance for doubtful accounts (in dollars)	$ 435	$ 79
Share capital, shares authorized	80,000,000	80,000,000
Share capital, shares issued	33,540,034	33,178,641
Share capital, shares outstanding	33,540,034	33,178,641
Share capital, par value (in dollars per share)	$ 0	$ 0
Common stock held in treasury, shares	93,813	35,579